UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AMERICAN FINANCE TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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405 Park Avenue, 3rd Floor
New York, New York 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 6, 2019
March 18, 2019
To the Stockholders of American Finance Trust, Inc.:
I am pleased to invite our stockholders to the 2019 Annual Meeting of Stockholders (“Annual Meeting”) of American Finance Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Monday, May 6, 2019 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 1:00 p.m. (local time). At the Annual Meeting, you will be asked to consider and vote upon (1) the election of one member of the Board of Directors to serve until the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and until his successor is duly elected and qualifies, (2) the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on March 15, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s Class A common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to our stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow it to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/AFIN. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Katie P. Kurtz Katie P. Kurtz Chief Financial Officer, Secretary and Treasurer

AMERICAN FINANCE TRUST, INC.
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STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING	42
Stockholder Proposals in the Proxy Statement	42
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	42
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405 Park Avenue, 3rd Floor
New York, New York 10022
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Finance Trust, Inc., a Maryland corporation (the “Company”), for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2018 (our “2018 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue, 3rd Floor, New York, New York 10022.
This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2018 10-K have been made available to you on the Internet. Mailing to our stockholders of a Notice Regarding the Internet Availability of Proxy Materials to our stockholders is expected to commence on or about March 18, 2019. Additional copies of this Proxy Statement and our 2018 10-K will be furnished to you, without charge, by writing us at American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on May 6, 2019
This Proxy Statement, the Notice of Annual Meeting and our 2018 10-K are available at:
www.proxyvote.com/AFIN

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

A:
We have made this Proxy Statement, the Notice of Annual Meeting and our 2018 10-K available to you on the Internet or, upon your request, have delivered or will deliver printed versions of these proxy materials to you by mail because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/AFIN. We are relying on SEC rules that allow us to furnish proxy materials to you via the Internet. You have received or will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. You may authorize your proxy via the Internet or by telephone by following the instructions on that website.

Q:
Can I vote my shares by filling out and returning the Notice Regarding the Internet Availability of Proxy Materials?

A:
No. The Notice Regarding the Internet Availability of Proxy Materials you received in the mail identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking this Notice and returning it. This Notice will provide instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Edward M. Weil, Jr. and Katie P. Kurtz, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s Class A common stock, par value $0.01 per share (“Class A common stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Monday, May 6, 2019, at 1:00 p.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Leslie D. Michelson as the Class II director to serve until our 2022 Annual Meeting and until his successor is duly elected and qualifies;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Class A common stock at the close of business on March 15, 2019 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Class A common stock held on the record date. There were no shares of the Company’s other two classes of common stock, Class B-1 common stock, par value $0.01 per share, and Class B-2 common stock, par value $0.01 per share, outstanding as of the record date and therefore only shares of Class A common stock are entitled to vote.

Q:
How many shares of Class A common stock are outstanding?

A:
As of the record date, 106,075,311 shares of our Class A common stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Class A common stock outstanding on the record date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which applicable exchange rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors at the Annual Meeting. However, even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the ratification of the appointment of PwC, which is a routine matter with respect to which brokers have discretionary authority to vote.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Leslie D. Michelson as the Class II director and a vote “FOR” the ratification of the appointment of PwC.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/AFIN;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on May 5, 2019, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the Notice Regarding the Internet Availability of Proxy Materials.
If you elect to attend the Annual Meeting, you can submit your vote in person, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Class A common stock will be voted “FOR” the election of Leslie D. Michelson as the Class II director and “FOR” the ratification of the appointment of PwC. With respect to any other proposals to be voted on, your shares of Class A common stock will be voted in the discretion of Mr. Weil and Ms. Kurtz, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Class A common stock in street name and you do not provide your broker with instructions, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a routine matter. The proposal to elect directors is a “non-routine” matter, and, without your instruction, your broker cannot vote your shares on that proposal.

If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.
Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Ms. Kurtz, our Secretary, in writing;

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attending the meeting and voting in person;

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returning another proxy card dated after your first proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements to elect the Board of Director nominee?

A:
There is no cumulative voting in the election of our directors. The election of our nominee for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes, if any are applicable, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Q:
What are the voting requirements to approve the proposal to ratify the appointment of PwC, the Company’s independent registered public accounting firm for the year ending December 31, 2019?

A:
The proposal to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present. For purposes of ratification of the appointment of PwC as the Company’s independent registered public accounting firm, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
How will proxies be voted?

A:
Shares of Class A common stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” (1) the election of Leslie D. Michelson as the Class II director to serve until our 2022 Annual Meeting and until his successor is duly elected and qualifies and (2) the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Weil and Ms. Kurtz, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2020 annual meeting of stockholders (the “2020 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2020 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than October 20, 2019 and no later than 5:00 p.m. Eastern Time on November 19, 2019. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2020 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than November 19, 2019. Proposals should be sent via registered, certified or express mail to: American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. For additional information, see “Stockholder Proposals for the 2020 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay Broadridge aggregate fees of approximately $6,100 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, American Finance Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, by telephone, facsimile or other means, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of our Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/AFIN.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/AFIN;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Class A common stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Class A common stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our 2018 10-K, this Proxy Statement or a Notice Regarding the Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, our 2018 10-K or any documents relating to any of our future stockholder meetings, please contact: American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, New York, 10022, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.americanfinancetrust.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and our Advisor. The Advisor is controlled by AR Global Investments, LLC (“AR Global”). In accordance with our charter, our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, one Class II director will be elected to serve until our 2022 Annual Meeting and until his successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), nor more than 15. The number of directors on the Board is currently fixed at five, of which four are independent.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Leslie D. Michelson, our Class II director with a term expiring at the Annual Meeting (who is a nominee for election as the Class II director at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms Expiring at the Annual Meeting/Nominee	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Leslie D. Michelson	II	68	Independent Director	2017	2019	2022
Continuing Directors
Lisa D. Kabnick	III	63	Lead Independent Director, Nominating and Corporate Governance Committee Chair	2015	2020	—
Stanley R. Perla	I	75	Independent Director, Audit Committee Chair	2013	2021	—
Edward G. Rendell	I	75	Independent Director, Compensation Committee Chair	2017	2021	—
Edward M. Weil, Jr.	III	52	Chief Executive Officer, President and Chair of Board	2015	2020	—
Executive Officers (not listed above)
Katie P. Kurtz	N/A	39	Chief Financial Officer, Secretary and Treasurer	N/A	N/A	N/A
Nominee for Class II Director
Leslie D. Michelson
Leslie D. Michelson joined our Board of Directors in February 2017 at the completion of the merger (the “Merger”) between the Company and Retail Centers of America, Inc. (“RCA”) and is a Class II director. RCA was sponsored and advised by affiliates of the Advisor. Mr. Michelson had served as an independent director of RCA since November 2015, and previously served as an independent director of RCA from March 2012 until October 2012. In addition, Mr. Michelson has served as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2015, including as non-executive chair since October 2016. Mr. Michelson has served as an independent director of Business Development Corporation of America (“BDCA”) since January 2011, including as lead independent director since February 2016. BDCA was previously advised by an affiliate of AR Global until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C.

Mr. Michelson previously served as an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016 and as an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017. Mr. Michelson previously served as an independent director of American Realty Capital Healthcare Trust, Inc. (“HT”) from January 2011 until July 2012 and as lead independent director of HT from July 2012 until January 2015 when HT completed its merger with Ventas, Inc. Mr. Michelson served as an independent director of American Realty Capital Trust, Inc. (“ARCT”) from January 2008, including as lead independent director from July 2012, until the close of ARCT’s merger with Realty Income Corporation in January 2013. Mr. Michelson also served as an independent director of VEREIT, Inc. (formerly known as American Realty Capital Properties, Inc.) (“VEREIT”) from October 2012 until April 2015. Mr. Michelson also served as an independent director of BDCA Venture, Inc. from June 2014 until June 2015. Mr. Michelson served as lead independent director of Realty Finance Trust, Inc. (now known as Benefit Street Partners Realty Trust, Inc.) (“RFT”) from January 2013 until November 2014. Mr. Michelson served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. (“DNAV”) from August 2011 until February 2012 and as an independent director of New York REIT, Inc. (now known as New York REIT Liquidating LLC) (“NYRT”) from October 2009 until August 2011.
Since April 2007, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a company which assists corporate employees and their dependents, families and individuals obtain the best healthcare. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He served as a director of Druggability Technologies Holdings Ltd., a proprietary pharmaceutical product business dedicated to the development and commercialization of high-value pharmaceutical products, from April 2013 until September 2018. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from 2002 until 2006 and served on its board of directors from 2002 until 2013. Mr. Michelson served on the board of directors of Catellus Development Corp. (“Catellus”), from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the audit committee of the board of directors, of Catellus for five years and served at various times as the chairman of the audit committee and the compensation committee. From 2001 to 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From 2000 to 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1998 to 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson served as a director of Nastech Pharmaceutical Company Inc., a Nasdaq-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building real estate investment trust (“REIT”), from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also since 2004, he has served as a director of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis, commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
We believe that Mr. Michelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
Lisa D. Kabnick
Lisa D. Kabnick has served as an independent director of the Company since August 2015 and is a Class III director. Ms. Kabnick has served as our nominating and corporate governance committee chair since April 2016 and also has served as our lead independent director since March 2018. Ms. Kabnick has served as a Senior Advisor for Pepper Hamilton, LLP since September 2017. Ms. Kabnick previously served as a Senior Advisor at Reed Smith LLP (“Reed Smith”) from January 2015 until September 2017 and previously served as a partner at Reed Smith from January 2003 until December 2014. While at Reed Smith, Ms. Kabnick served as Chair of the Global Financial Transactions group of Reed Smith from January 2013 until December 2014, leader of Reed Smith’s Finance Group from December 2008 through June 2015 and Vice-Chair of Reed Smith’s Global Financial Industry Group from December 2008 through December 2012. Prior to joining Reed Smith, Ms. Kabnick was a practicing attorney with Pepper Hamilton, LLP, where she was a partner since 1988 and Chair of the Financial Services Practice Group since 1997. Since April 2015, Ms. Kabnick has been a member of the Board of Directors of Philadelphia Media Network, PBC, the publisher of the Philadelphia Inquirer and Daily News and operator of philly.com, where she is vice chair of the board and chairs the Audit/Finance Committee. Since January 2017, Ms. Kabnick has been a member of the board of directors of CFG Community Bank (“CFG”) and a member of the Risk Management and Compensation Committees. CFG is regulated by both the Federal Reserve Bank of Richmond and the Maryland Office of the Commissioner of Financial Regulation. From August 2013 until October 2015, Ms. Kabnick served as a member of the board of directors of Vertisense, Inc. (formerly known as Alcohoot, Inc.), a start-up breathalyzer company. From 2006 through 2013, Ms. Kabnick was a member of the board of directors of the Kimmel Center, the performing arts center in Philadelphia, Pennsylvania. Since 2001, Ms. Kabnick has been a member of the board of directors of the Ongava Game Reserve, a 125 square mile game reserve in Namibia. Ms. Kabnick has also served on a number of community and non-profit boards, including as a Northeast Trustee for the Boys and Girls Clubs of America, United Way of Greater Philadelphia and Southern New Jersey Council, Pennsylvania Ballet, and on the Trustee’s Council of Penn Women for the University of Pennsylvania. Ms. Kabnick has been the recipient of numerous awards and honors relating to her professional career, including being recognized in Chambers USA, Best Lawyers in America, and Pennsylvania Super Lawyers, and has been honored by Real Philly magazine in 2005 as Trailblazer Honoree and Woman of Distinction.
We believe Ms. Kabnick’s over 35 years of experience as an advisor to corporate boards, international commercial lawyer, private investor, and member of profit- and non-profit boards of directors makes her well qualified to serve on our Board of Directors.
Stanley R. Perla
Stanley R. Perla has served as an independent director of the Company since April 2013 and is a Class I director. Mr. Perla has served as our audit committee chair since March 2018. Mr. Perla has served as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) (“HOST”) since January 2014, including as lead independent director from December 2014 until April 2017, when that position was eliminated. Mr. Perla previously served as a trustee of American Real Estate Income Fund (“AREIF”) from May 2012 until its liquidation in August 2016. Mr. Perla previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from August 2014 until January 2016. Mr. Perla served as an independent director of DNAV from March 2012 until April 2013. Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to March 2012. From May 2012 until December 2015, Mr. Perla provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years has been real estate and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. Mr. Perla has served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. since January 2004 and GTJ REIT, Inc. since January 2013. Mr. Perla previously served as a director and chair of the audit committee for American Mortgage Acceptance Company from January 2004 to April 2010 and Lexington Realty Trust from August 2003 to November 2006. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in Accounting from Baruch College.

We believe that Mr. Perla’s extensive experience as partner at Ernst & Young LLP, as the director of Internal Audit at Vornado Realty Trust, as a managing partner of Cornerstone Accounting Group, his experience as a director of the companies described above and his over 40 years of experience in real estate, make him well qualified to serve as a member of our Board of Directors.
Edward G. Rendell
Gov. Rendell joined our Board of Directors in February 2017 at the completion of the Merger and is a Class I director. Gov. Rendell has served as our compensation committee chair since March 2018. He had served as an independent director of RCA since October 2012 and also previously served as an independent director of RCA from February 2011 until March 2012. Gov. Rendell has also served as an independent director of Global Net Lease, Inc. (“GNL”) since March 2012 and as an independent director of HTI since December 2015. Since January 2011, Gov. Rendell has served as an independent director of BDCA, an entity that was previously advised by an affiliate of AR Global until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C. Gov. Rendell previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016.
Gov. Rendell served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from March 2012 until the close of ARCT III’s merger with VEREIT in February 2013. Gov. Rendell served as an independent director of VEREIT from February 2013 until April 2015. Gov. Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. Gov. Rendell also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, Gov. Rendell eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. Gov. Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Gov. Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986, Gov. Rendell was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, Gov. Rendell was a candidate for the mayor of Philadelphia. From 1988 through 1991, Gov. Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Gov. Rendell was an attorney at the law firm of Ballard Spahr. Gov. Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Gov. Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
We believe that Gov. Rendell’s experience as a director or executive officer of the companies described above and his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as chairman of the Board of Directors and as chief executive officer and president of the Company, the Advisor and the Company’s property manager, American Finance Properties, LLC (the “Property Manager”), since November 2015 and is a Class III director. Mr. Weil also previously served as an executive officer of the Company, the Advisor and the Property Manager from their formation in January 2013 until November 2014, and served as a director of the Company from January 2013 to September 2014. Mr. Weil has also been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Mr. Weil has served as a director of GNL since January 2017 and previously served as an executive officer of GNL, the GNL advisor and the GNL property manager from their formation in July 2011, July 2011 and January 2012, respectively, until October 2014 and previously served as a director of GNL from May 2012 to September 2014. Mr. Weil has served as executive chairman of American Realty Capital New York City REIT, Inc. (“NYCR”) and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017. Mr. Weil served as executive chairman of the board of directors of American Realty Capital Healthcare Trust III, Inc. (“HT III”) from November 2015, as chief executive officer and president of HT III from August 2018, until HT III liquidated and dissolved on

March 8, 2019. He previously also served as an executive officer of HT III, the HT III advisor and the HT III property manager from their respective formations in April 2014 until November 2014 and from August 2018 until HT III’s liquidation and dissolution. Mr. Weil has served as a director of HTI since October 2016 and previously served as the president, treasurer and secretary of HTI, the HTI advisor and the HTI property manager since their formation in October 2012 until November 2014, and served as an executive officer from October 2012 through March 2014.
Mr. Weil previously served as executive chairman of the board of directors of Global II from November 2015 until the close of Global II’s merger with GNL in December 2016, and previously served as an executive officer of Global II, the Global II advisor and the Global II property manager from their respective formations in April 2014 until October 2014. Mr. Weil previously served as a director of BDCA, an entity which was previously advised by an affiliate of AR Global, from December 2015 until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C. Mr. Weil previously served as chief executive officer, president and chairman of RCA and the RCA advisor from December 2015 until the close of our merger with RCA in February 2017, and previously served as an executive officer of RCA and the RCA advisor from their formation in July 2010 and May 2010, respectively, until November 2014. Mr. Weil previously served as a trustee of AREIF from May 2012 until its liquidation in August 2016. Mr. Weil previously served as a trustee of RCIFT, a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017.
Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of NYRT, the NYRT property manager and the NYRT advisor from their formation in October 2009 until November 2014. Mr. Weil served as an executive officer of HT, the HT advisor and the HT property manager from their formation in August 2010 until January 2015 when HT completed its merger with Ventas, Inc. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT in February 2013. Mr. Weil served as an executive officer of DNAV, the DNAV advisor and the DNAV property manager since their formation in September 2010 until November 2014, as a director of DNAV from September 2010 until August 2014, and again as an executive officer of DNAV from November 2015 until its dissolution and liquidation in April 2016. Mr. Weil served as a director of VEREIT from March 2012 until June 2014. Mr. Weil also served as an executive officer of VEREIT from its formation in December 2010 until February 2013. Mr. Weil served as an executive officer of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 and as a director of ARCT IV from January 2014, in each case until the close of ARCT IV’s merger with VEREIT in January 2014. Mr. Weil served as the president, treasurer and secretary of RFT and the RFT advisor from November 2012 until January 2013. Mr. Weil served as an executive officer of the Phillips Edison Grocery Center REIT II, Inc. advisor from July 2013 until October 2014. Mr. Weil has served as a member of the board of directors of the sub-property manager of HOST from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil previously served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015, and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016. On March 8, 2017, the creditor trust established in connection with the RCAP bankruptcy filed suit against AR Global, the parent of our Advisor, our Advisor, advisors of other entities sponsored by the parent, and the parent’s principals (including Mr. Weil). The suit alleges, among other things, certain breaches of duties to RCAP. We are neither a party to the suit, nor are there any allegations related to the services the Advisor provides to us. On May 26, 2017, the defendants moved to dismiss. On November 30, 2017, the court issued an opinion partially granting the defendants’ motion. On December 7, 2017, the creditor trust moved for limited reargument of the court’s partial dismissal of its breach of fiduciary duty claim, and on January 10, 2018, the defendants filed a supplemental motion to dismiss certain claims. On April 5, 2018, the court issued an opinion denying the creditor trust’s motion for reconsideration while partially granting the defendants’ supplemental motion to dismiss. On November 5, 2018, the defendants moved for leave to amend their answers and for partial summary judgment on certain of the claims at issue in the case. The creditor trust opposed the motion, and it was argued before the court on February 6, 2019. The court has not yet ruled on the motion. On January 18, 2019, the defendants requested that the scheduling order governing the case be modified to bifurcate liability and damages issues for discovery purposes and trial. That request is also pending. Our Advisor has informed us that it believes that the suit is without merit and intends to defend against it vigorously. Mr. Weil previously served as an executive officer of American Realty Capital — Retail Centers of America II, Inc. (“RCA II”) and the RCA II advisor from April 2014 until November 2014. Mr. Weil served on the board of trustees of United Development Funding Income Fund V until October 2014.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.
We believe that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Executive Officers
Edward M. Weil, Jr.
See “— Continuing Directors — Edward M. Weil, Jr.” for biographical information regarding Edward M. Weil, Jr., the chief executive officer and president of the Company.
Katie P. Kurtz
Katie P. Kurtz has served as the chief financial officer, secretary and treasurer of the Company, the Advisor and the Property Manager since November 2017. Ms. Kurtz has served as the chief financial officer, treasurer and secretary of HTI, the HTI advisor and the HTI property manager since December 2015. Ms. Kurtz has served as the chief financial officer, treasurer and secretary of NYCR, the NYCR advisor and the NYCR property manager since October 2017. She has served as chief financial officer, treasurer and secretary of HT III, the HT III advisor and the HT III property manager since December 2015. Ms. Kurtz previously served as the chief financial officer, treasurer and secretary of RCA and the RCA advisor from November 2015 until the close of RCA’s merger with AFIN in February 2017. She previously served as chief financial officer, treasurer and secretary of BDCA II from August 2014 until December 2015, as chief financial officer and treasurer of Crossroads Capital, Inc. (formerly known as BDCA Venture, Inc.) from October 2014 until December 2015 and as chief accounting officer for BDCA from December 2013 until December 2015.
Prior to joining AR Global, the parent of the Advisor, in July 2013, Ms. Kurtz was employed as vice president by The Carlyle Group (“Carlyle”), where she had served as chief accounting officer for Carlyle GMS Finance, Inc., Carlyle’s business development company. From 2010 to 2012, Ms. Kurtz served as director of finance and controller for New Mountain Finance Corporation (“New Mountain”), an exchange-traded business development company. Prior to New Mountain, Ms. Kurtz served as controller at Solar Capital Ltd., an exchange-traded business development company, and in various accounting and financial reporting roles at GFI Group, Inc. Ms. Kurtz began her career at PricewaterhouseCoopers, LLP. Ms. Kurtz is a certified public accountant in New York State, holds a B.S. in Accountancy and a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University.

Information About the Board of Directors and its Committees
The Board of Directors is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, our chief executive officer, president and chairman, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 27 meetings and took action by written consent or electronically on seven occasions during the year ended December 31, 2018. Each of our directors attended at least 97% of the meetings of the Board of Directors while they were a member of the Board of Directors. All of our directors attended our 2018 annual meeting of stockholders. We encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has approved and formed an audit committee, a compensation committee and a nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Edward M. Weil, Jr. serves as our chief executive officer, president and chairman. As chief executive officer and president of the Company and our Advisor, Mr. Weil is responsible for our operations and business strategy. The Board believes that because the chief executive officer is responsible for operations and business strategy of the Company, which is also a main focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
Lisa D. Kabnick currently serves as our lead independent director. The Board of Directors has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence, and enhance the Board’s ability to fulfill its management oversight responsibilities.
The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board meeting agendas, represents the views of the independent directors to the Advisor, facilitates communication among the independent directors and between the Advisor and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings and otherwise assumes such responsibilities as may be assigned to him by the Board. The Company compensates any director acting as lead independent director.
We believe that having a majority of independent, experienced directors, including a lead independent director, provides the right leadership structure for the Company and is best for the Company at this time.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board of Directors is actively involved in overseeing risk management for the Company through its approval of all material transactions, including property acquisitions and dispositions, the incurrence and assumption of debt and securities offerings, as well as its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee oversees the Advisor, manages risks associated with the independence of the members of the Board of Directors, and is responsible for reviewing and approving transactions with related parties such as the Advisor, AR Global and their affiliates, and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and AR Global, any director, the Advisor or their respective affiliates, on the other hand. The compensation committee oversees all compensation plans, including our multi-year outperformance award agreement entered into in July 2018 (as amended, the “2018 OPP”), and, to the extent applicable, the Company’s evaluation of the performance of officers. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Audit Committee
Our audit committee is comprised of Ms. Kabnick and Messrs. Perla and Michelson, each of whom is “independent” within the meaning of the applicable (i) requirements set forth in the Exchange Act and the applicable SEC rules and (ii) the listing standards of the Nasdaq Stock Market (the “Nasdaq”). Mr. Perla is

the chair of our audit committee. Our audit committee held eight meetings during the year ended December 31, 2018. Our directors attended all meetings while they were members of the audit committee. The charter of the audit committee is available to any stockholder sends a request to American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022. The audit committee charter is available on the Company’s website, www.americanfinancetrust.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter.” The Board has determined that each of Ms. Kabnick and Messrs. Perla and Michelson is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2018 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Ms. Kabnick and Messrs. Perla, Michelson and Rendell, each of whom is “independent” within the meaning of the applicable (i) requirements set forth in the Exchange Act and the applicable SEC rules and (ii) the listing standards of the Nasdaq. Gov. Rendell is the chair of our compensation committee. Our compensation committee held four meetings and took action by written consent or electronically on three occasions during the year ended December 31, 2018. Our directors attended all meetings while they were members of the compensation committee. The compensation committee charter is available to any stockholder who sends a request to American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022. The compensation committee charter is also available on the Company’s website, www.americanfinancetrust.com by clicking on “Investor Relations — Corporate Governance — Compensation Committee Charter.” In addition, all of the members of our compensation committee are “non employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The principal functions of the compensation committee are to:
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approve and evaluate all compensation plans, policies and programs, if any, as they affect the Company’s executive officers;

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review and oversee management’s annual process, if any, for evaluating the performance of our senior officers;

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oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of common stock (“restricted shares”), restricted stock units in respect of shares of common stock (“RSUs”), dividend equivalent shares and other equity-based awards;

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assist the Board of Directors and the chairman in overseeing the development of executive succession plans; and

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determine from time to time the remuneration for our non-executive directors.

The compensation committee administers our equity plan for the Advisor (the “Advisor Plan”) and our equity plan for individuals (the “Individual Plan” and together with the Advisor Plan the “2018 Equity Plan”) and the award of units of limited partnership in our OP designated as “LTIP Units” (“LTIP Units”) granted to the Advisor pursuant to the 2018 OPP. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Share-Based Compensation” and “Certain Relationships and Related Transactions — 2018 OPP.”

In contemplation of listing shares of the Class A common stock on The Nasdaq Global Select Market (the “Nasdaq”) under the symbol “AFIN” (the “Listing”), FTI Consulting, Inc. (“FTI”) was engaged by the Company to provide services related to the Company’s post-Listing compensation. FTI made recommendations to the Board and the compensation committee with respect to post-Listing director compensation program and the 2018 OPP based on FTI’s review and analysis of director compensation at a comparable peer set of REITs and other relevant peers and long-term incentive equity awards similar to the 2018 OPP made by other REITs. FTI’s recommendations represented updates of the director compensation program and multi-year outperformance award previously approved by the Board in April 2015 to be effective upon a listing of our common stock, based on a recommendation by FTI at that time. Based on the recommendation of FTI and the compensation committee, the Board of Directors approved the new director compensation program and the 2018 OPP, effective at Listing.
In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee to the extent consistent with our charter, by-laws, corporate governance guidelines and any other applicable laws, rules and regulations.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Kabnick and Messrs. Perla, Michelson and Rendell, each of whom is each of whom is “independent” within the meaning of the applicable (i) requirements set forth in the Exchange Act and the applicable SEC rules and (ii) the listing standards of the Nasdaq. Ms. Kabnick is the chair of the nominating and corporate governance committee. In addition to performing the functions of a nominating and corporate governance committee, our nominating and corporate governance committee is also responsible for performing the functions previously performed by the former conflicts committee. Our nominating and corporate governance committee held four meetings and took action by written consent or electronically on three occasions during the year ended December 31, 2018. Our directors attended all meetings while they were members of the nominating and corporate governance committee. The nominating and corporate governance committee charter is available to any stockholder who sends a request to American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022. The nominating and corporate governance committee charter is also available on the Company’s website, www.americanfinancetrust.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.”
The principal functions of the nominating and corporate governance committee, which also carries out responsibilities typically carried out by a conflicts committee, are to:
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provide counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

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periodically review and, if appropriate, recommend to the Board of Directors changes to the Company’s corporate governance policies and procedures;

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monitor compliance with the Company’s corporate governance policies and procedures;

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identify and recommend to the Board of Directors potential director candidates for election as directors, consistent with criteria approved by the Board of Directors, and nominees for election as directors at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);for those actions and transactions brought to the attention of the nominating and corporate governance committee in which we, on the one hand, and any of AR Global, the Advisor, a director, an officer or any affiliate thereof, on the other hand, are involved, the nominating and corporate governance committee has the authority to:

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review and evaluate the terms and conditions, and determine the advisability of the transaction and conflict of interest situations between us and the other party;

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negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is fair to, and in the best interest of, us;

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction; and

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review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

In making its determinations, the nominating and corporate governance committee reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings in person or by phone and to devote a sufficient amount of time and effort in preparation for these meetings. The nominating and corporate governance committee also considers the desirability of having a diverse and appropriate mix of backgrounds and skills on the Board and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. As a result of our commitment to diversity, we were recognized in 2018 as a “Winning Company” in the 2020 Women on Boards Gender Diversity Index for female representation on our Board of Directors.
In evaluating directors to serve as members of each committee of the Board, the nominating and governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act, the Nasdaq listing rules and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and governance committee deems appropriate, including directors’ personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment; experience in the Company’s industry with relevant social policy concerns; academic expertise in an area of the Company’s operations; diversity of both background and experience; practical and mature business judgment, including ability to make independent analytical inquiries; the nature of and time involved in a director’s service on other boards or committees; and with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.
The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2020 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
Except with respect to the 2018 OPP and related matters, for which this function was performed by the compensation committee, the nominating and corporate governance committee has determined that all related party transactions during the year ended December 31, 2018 and during the period from January 1, 2019 through the date of this Proxy Statement, which consisted of transactions with our Advisor, AR Global and their respective affiliates, were fair to, and in the best interest of, us. All related party transactions were approved in accordance with the applicable Company policies consistent with the charter of the nominating and corporate governance committee. See “Certain Relationships and Related Transactions.”
Director Independence
The Board of Directors has currently set the number of directors at five. As required by the Nasdaq, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the Nasdaq. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Ms. Kabnick and Messrs. Perla, Michelson and Rendell has no relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and are “independent” within the meaning of the applicable listing standards of the Nasdaq as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees in which each of them serve.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. Ms. Kurtz will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.americanfinancetrust.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation of Executive Officers
We have no employees. Our Advisor performs our day-to-day management functions and affiliates of our Advisor employ the persons who provide these services. Our named executive officers, Edward M. Weil, Jr. and Katie P. Kurtz, are each employees of affiliates of the Advisor and Property Manager and do not receive any compensation directly from us for serving as our executive officers. We do not determine the compensation paid by our Advisor or its affiliates to our named executive officers. Our Advisor and its affiliates determine the salaries, bonuses and other benefits earned by our named executive officers from our Advisor and its affiliates. We have not reimbursed our Advisor or its affiliates that are involved in managing our operations, including the Property Manager, for salaries, bonuses or benefits incurred by these entities and paid to our executive officers. Thus, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers and has not included in this Proxy Statement a “Compensation Discussion and Analysis,” a report with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives, a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation or a ratio of the compensation of our chief executive officer to our median employee.
Starting in 2019, our Advisor plans to seek reimbursement for a portion of the salary, bonus and benefits paid to Katie P. Kurtz. Pursuant to an amendment dated as of March 18, 2019 (the “Amendment”) to the Third A&R Advisory Agreement (as defined and described in greater detail in “Certain Relationships and Related Transactions — Advisor”), the Company has agreed to reimburse the Advisor or its affiliates for the reasonable salaries and wages, benefits and overhead of the Company’s executive officers, except for any executive officer that is also a partner, member or equity owner of AR Global, which includes Edward M. Weil, Jr. Pursuant to the Amendment, the Advisor has agreed that the aggregate reimbursement for salaries, wages or benefits of employees of the Advisor for any fiscal year, including for executive officers (the “capped reimbursement amount”), is limited to the greater of  (a) $7,000,000 (the “Fixed Component”) and (b) for any fiscal year: (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter in the year divided by four, which amount will be (ii) multiplied by 0.20% (the “Variable Component”), except the Fixed Component may be reduced through good faith negotiations between the Advisor and the Company in certain circumstance following asset dispositions as provided in the Amendment. Both the Fixed Component and the Variable Component will also be increased by an annual cost of living adjustment equal to the portion of the capped reimbursement amount (as determined above) multiplied by the greater of  (x) 3.0% and (y) the CPI for the prior year ended December 31st. Any reimbursement for salaries, bonuses or benefits paid to employees of our Advisor will also be subject to a determination by the independent directors comprising our nominating and corporate governance committee that the reimbursement is reasonable.
See “Certain Relationships and Related Transactions” for a discussion of fees payable and expenses reimbursable to the Advisor, the Property Manager and their affiliates under our agreements with them.
As shown in the tables below, in connection with the Listing, Mr. Weil, who is also chairman of our Board, received a one-time retention grant of restricted shares for his services as a director. All of the Company’s other directors, who are independent, received the same grant for their services as directors, as well as additional compensation that is payable on ongoing basis for director services that Mr. Weil has not and will not receive. See “— Compensation of Directors” for further details.

Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2016, 2017 and 2018:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., President and Chief Executive Officer	2018	$—	$—	$340,000(1)	$1,664(2)	$341,664
	2017	—	—	—	—	—
	2016	—	—	—	—	—
Katie P. Kurtz, Treasurer and Chief Financial Officer	2018	$—	$—	$—	$—	$—
	2017	—	—	—	—	—
	2016	—	—	—	—	—

(1)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. Represents the value of the award Mr. Weil received during the year ended December 31, 2018 for his services as a director. This compensation is not included in the table below under “— Compensation of Directors.” As of December 31, 2018, Mr. Weil held 21,234 unvested restricted shares.

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions during the year ended December 31, 2018 on any unvested restricted shares.

Grants of Plan-Based Awards
The following table summarizes certain information regarding all plan-based awards granted during the fiscal year ended December 31, 2018 to our named executive officers:
	Grant Date	Date of Board Action	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
Edward M. Weil, Jr.	09/05/2018	07/06/2018	21,234(1)	$340,000(2)

(1)
Restricted shares which vest annually over a three-year period commencing on July 19, 2018, the date of the Listing.

(2)
Calculated in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the fiscal year ended December 31, 2018 by our named executive officers:
	Number of Restricted Shares That Have Not Vested (#)	Market Value of Restricted Shares That Have Not Vested ($)
Edward M. Weil, Jr.	21,234(1)	$282,837(2)

(1)
Restricted shares which vest annually over a three-year period commencing on July 19, 2018, the date of the Listing.

(2)
Based on $13.32 per share, the closing price of our Class A common stock on December 31, 2018, the last trading day of the fiscal year ended December 31, 2018.

Option Exercises and Stock Vested
We have not granted any stock options to our named executive officers to date and no restricted shares granted to our named executive officers vested during the fiscal year ended December 31, 2018.
Potential Payments Upon Termination or Change in Control
The award agreement pursuant to which the one-time retention grant of restricted shares were granted to the Company’s directors in connection with the Listing (including Mr. Weil) was based on the same award agreement approved by the Board for use in making ordinary course annual awards of restricted shares to the Company’s independent directors. This agreement, therefore, provides for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient’s termination of his or her position as a director of the Company due to a voluntary resignation or failure to be re-elected to the Board of Directors following nomination and also vest in the event of a Change of Control (as defined in the Individual Plan) or a termination of a directorship without cause or as a result of death or disability.
As defined in the Individual Plan, “Change of Control” means: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Class A common stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Compensation Committee Interlocks and Insider Participation
There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of our Advisor or any of its affiliates, we do not pay compensation for services rendered as a director, except in the limited circumstances described below. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
Prior to the Listing, we paid our independent directors a yearly retainer of  $30,000 for each independent director and an additional yearly retainer of  $55,000 for the lead independent director; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of   $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there was a Board meeting and one or more committee meetings in one day, the director’s fees could not exceed $2,500 ($3,000 for the chairperson of the audit committee if there was a meeting of such committee) for that day. We could issue shares of common stock in lieu of cash to pay fees earned by our directors, at each director’s election. The shares issued were not subject to vesting provisions because these payments, in lieu of cash, were related to fees earned for services performed.
Each independent director also received a grant of  $30,000 in restricted shares awarded pursuant to our employee and director restricted share plan (as amended, the “RSP”), on the date of initial election to the Board of Directors and on the date of each annual stockholders’ meeting, in each case valued at the then-current estimated per-share net asset value of Class A common stock. These restricted shares vest annually over a five-year period in equal installments with the first installment vesting on the one-year anniversary of initial election to the Board or the date of the annual meeting, as applicable.
Effective at the Listing, the Board of Directors adopted, based on the recommendation of FTI and the compensation committee, a new director compensation program, which replaced the Company’s existing director compensation program.
Pursuant to the new director compensation program, each of the Company’s directors (including Mr. Weil) received a one-time retention grant in connection with the Listing of 21,234 restricted shares, representing the number of restricted shares equal to the quotient of  $340,000 divided by $16.0114, the average closing price of the Company’s Class A common stock on the Nasdaq over the 10 consecutive trading days immediately prior to the Effective Date (the “Initial Share Price”), vesting annually over a three-year period commencing on July 19, 2018, the date of the Listing, in equal installments. The amount and vesting terms of this grant to all the Company’s directors (including Mr. Weil) was based on a recommendation by FTI based on similar grants by relevant peers. This specific recommendation was included as part of FTI’s overall recommendation of a post-Listing director compensation program. The Initial Share Price is the same price used to determine the number of LTIP Units awarded pursuant to the 2018 OPP, consistent with FTI’s recommendation. See “Board of Directors, Executive Officers and Corporate Governance — Compensation Committee” for further details.
Pursuant to the new director compensation program, each independent director receives an annual cash retainer of   $60,000 and, in connection with each of Company’s annual meeting of stockholders, a grant of  $85,000 in restricted shares, vesting on the one-year anniversary of the annual meeting. Because the independent directors did not receive an annual grant of restricted shares in connection with the Company’s 2018 annual meeting of stockholders pursuant to the Company’s then effective director compensation program, the independent directors received a grant pursuant to the new director compensation program on September 5, 2018 of 5,308 restricted shares, a number of restricted shares equal to the quotient of  $85,000 divided by the Initial Share Price, vesting on July 19, 2019, the first anniversary of the Listing.
Pursuant to the new director compensation program, the lead independent director receives an additional annual cash retainer of   $100,000, the chair of the audit committee receives an additional annual cash retainer of  $30,000, each other member of the audit committee receives an additional annual cash retainer of  $15,000, the chair of each of the compensation committee and the nominating and corporate governance committee receives an additional annual cash retainer of  $15,000, and each other member of each of the compensation committee and the nominating and corporate governance committee receives an additional annual cash retainer of  $10,000. Also, members of the Board no longer receive fees for attending meetings or taking actions by written consent.
An ad hoc litigation committee currently comprised of Ms. Kabnick and Mr. Michelson to oversee litigation matters arising from the Merger held a total of five meetings during the year ended December 31, 2018, with all members of the litigation committee attending all meetings while the they were members of the committee. The members received fees for attending meetings or taking actions by written consent prior to the implementation of the new director compensation program prior to the Listing and no additional compensation thereafter.
We also pay each independent director for each external seminar, conference, panel, forum or other industry related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:

•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attending a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2018:
Name(1)	Fees Paid in Cash ($)(2)	Stock Awards ($) (3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total Compensation ($)
David Gong	$83,833(5)	$—	—	—	—	$2,476	$86,309
Lisa D. Kabnick	$189,167	$425,000(6)	—	—	—	$5,641	$619,808
Leslie D. Michelson	$136,000	$425,000(6)	—	—	—	$4,956	$565,956
Stanley R. Perla	$131,500	$425,000(6)	—	—	—	$6,342	$562,342
Edward G. Rendell	$115,000	$425,000(5)	—	—	—	$4,956	$544,956

(1)
Compensation Edward M. Weil, Jr., who in addition to being chairman of our Board is also our chief executive officer and president, received for his services as a director during the year ended December 31, 2018 is set forth in the table under the heading “— Summary Compensation Table.”

(2)
Represent cash retainers payed on a quarterly basis based on the Company’s post-Listing director compensation program for the period from July 19, 2018, the date of the Listing, until December 31, 2018 and based on the Company’s pre-Listing director compensation program for the period from January 1, 2018 until July 18, 2018.

(3)
Value of awards of restricted shares calculated based in accordance with FASB ASC Topic 718. As of December 31, 2018, Ms. Kabnick, Mr. Michelson, Mr. Perla and Gov. Rendell held 28,807, 28,311, 29,072 and 28,311 unvested restricted shares, respectively. The number of unvested restricted shares held by Mr. Weil as of December 31, 2018 is set forth in Footnote 1 of the table under the heading
“— Summary Compensation Table.”

(4)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions received during the year ended December 31, 2018 on any unvested restricted shares.

(5)
Mr. Gong did not stand for re-election at the 2018 annual meeting of stockholders, which was held on May 31, 2018. All unvested restricted shares held by Mr. Gong vested upon the expiration of his term as a director on that date.

(6)
Represents (ii) 21,234 restricted share which vest annually over a three-year period commencing on July 19, 2018 in equal installments, and (ii) 5,308 restricted shares which vest on July 19, 2019.

Share-Based Compensation
Prior to the Listing, the Board of Directors had adopted the RSP, pursuant to which the Company could issue restricted shares and RSUs under specific award agreements to the Company’s directors, officers and employees (if the Company ever has employees), employees of the Advisor and its affiliates, employees of entities that provide services to the Company, directors of the Advisor or of entities that provide services to the Company, certain consultants to the Company and the Advisor and its affiliates or to entities that provide services to the Company.

Effective at the Listing, the Board of Directors adopted the Advisor Plan and the Individual Plan, which we refer to, together, as the 2018 Equity Plan. The 2018 Equity Plan succeeded and replaced the RSP. Awards outstanding under the RSP at the time of the effectiveness of the 2018 Equity Plan, such as unvested restricted shares held by the Company’s independent directors, remain outstanding in accordance with their terms and the terms of the RSP until all those awards are vested, forfeited, canceled, expired or otherwise terminated in accordance with their terms. While the RSP provided only for awards of restricted shares and RSUs, the 2018 Equity Plan permits awards of options, stock appreciation rights, stock awards, LTIP Units and other equity awards in addition to restricted shares and RSUs.
The Advisor Plan is substantially similar to the Individual Plan, except with respect to the eligible participants. Participation in the Individual Plan is open to the Company’s directors, officers and employees (if the Company ever has employees), employees of the Advisor and its affiliates, employees of entities that provide services to the Company, directors of the Advisor or of entities that provide services to the Company, certain consultants to the Company and the Advisor and its affiliates or to entities that provide services to the Company. By contrast, participation in the Advisor Plan is only open to the Advisor.
The 2018 Equity Plan has a term of 10 years, commencing at the Listing on July 19, 2018. Identical to the RSP, the number of shares of the Company’s capital stock available for awards under the 2018 Equity Plan, in the aggregate, is equal to 10.0% of the Company’s outstanding shares of common stock on a fully diluted basis at any time. Shares subject to awards under the Individual Plan reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa. If any awards granted under the 2018 Equity Plan are forfeited for any reason, the number of forfeited shares is again available for purposes of granting awards under the 2018 Equity Plan.
RSUs represent a contingent right to receive shares of Class A common stock at a future settlement date, subject to satisfying applicable vesting conditions or other restrictions, as set forth in the RSP and an award agreement evidencing the grant of RSUs. RSUs may not, in general, be sold or otherwise transferred until restrictions are removed and the rights to the shares of Class A common stock have vested. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any shares underlying any award of RSUs, but holders of RSUs are credited with dividend or other distribution equivalents which are subject to the same vesting conditions or other restrictions as the underlying RSUs and only paid at the time those RSUs are settled in shares of Class A common stock. The Company has not granted any RSUs to date.
Restricted share awards entitle the recipient to receive shares of Class A common stock from the Company under terms that provide for vesting over a specified period of time. For restricted share awards granted prior to July 1, 2015 under the RSP, the awards are typically forfeited with respect to the unvested restricted shares upon the termination of the recipient’s relationship with the Company. For restricted share awards granted on or after July 1, 2015 under the RSP and restricted share awards granted under the Individual Plan, the awards provide for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient’s termination of his or her position as a director of the Company due to a voluntary resignation or failure to be re-elected to the Board of Directors following nomination. All unvested restricted shares also vest in the event of a Change of Control (as defined in the RSP or the Individual Plan, as applicable) or a termination of a directorship without cause or as a result of death or disability. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash dividends prior to the time that the restrictions on the restricted shares have lapsed. Any dividends to holders of restricted shares payable in shares of Class A common stock are subject to the same restrictions as the underlying restricted shares.

The following table sets forth information regarding securities authorized for issuance under the 2018 Equity Plan and the 2018 OPP as of December 31, 2018.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	—	—	—
Equity Compensation Plans not approved by security holders	4,496,786(1)	—	5,970,710(2)
Total	4,496,786(1)	—	5,970,710(2)

(1)
Represents shares of Class A common stock underlying LTIP Units awarded pursuant to the 2018 OPP. These LTIP Units may be earned by the Advisor based on our achieving of threshold, target or maximum performance goals based on our absolute and relative total stockholder return over a performance period commencing on the date of the Listing, July 19, 2018, and ending on the earliest of (i) July 19, 2021, (ii) the effective date of any Change of Control (as defined in the 2018 OPP) and (iii) the effective date of any termination of the Advisor’s service as our advisor. LTIP Units earned as of the last day of the performance period will also become vested as of that date. Effective as of that same date, any LTIP Units that are not earned will automatically and without notice be forfeited without the payment of any consideration by us. See “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreement” for further details.

(2)
The number of shares that may be subject to awards under the 2018 Equity Plan, in the aggregate, is 10.0% of our outstanding shares on a fully diluted basis at any time. Shares subject to awards under the Individual Plan will reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa. As of December 31, 2018, we had 106,230,901 shares of Class A common stock issued and outstanding on a fully diluted basis, and 4,652,380 shares of our Class A common stock had been issued under or were subject to awards under the 2018 Equity Plan (including unearned LTIP Units).

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Class A common stock as of March 15, 2019, in each case including shares of Class A common stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Class A common stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group(2)	6,342,503	5.98%
Edward M. Weil, Jr.(3)	66,481	*
Katie P. Kurtz	1,650	*
Lisa D. Kabnick(4)	35,305	*
Leslie D. Michelson(5)	41,521	*
Stanley R. Perla(6)	33,638	*
Edward G. Rendell(7)	35,531	*
All directors and executive officers as a group (six persons)	214,126	*

*
Less than 1%

(1)
The business address of each individual or entity listed in the table is 405 Park Avenue, 3rd Floor, New York, New York 10022. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
The business address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power over 16,120 shares, shared voting power over 4,179 shares, sole dispositive power over 6,328,132 shares and shared dispositive power over 14,371 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on the Schedule 13G filed by The Vanguard Group with the SEC on February 11, 2019.

(3)
Includes 21,234 unvested restricted shares, which vest annually over a three-year period commencing on July 19, 2018.

(4)
Includes 28,807 unvested restricted shares issued to Ms. Kabnick, including: (i) 496 restricted shares granted on August 3, 2015, which vest annually over a five-year period in equal installments; (ii) 744 granted on July 28, 2016, which vest annually over a five-year period in equal installments; (iii) 1,025 granted on July 21, 2017, which vest annually over a five-year period in equal installments; (iv) 21,234 granted on September 5, 2018, which vest annually over a three-year period in equal installments; and (v) 5,308 granted on September 5, 2018, which vest on July 19, 2019.

(5)
Includes 28,311 unvested restricted shares issued to Mr. Michelson, including: (i) 744 granted on February 16, 2017, which vest annually over a five-year period in equal installments; (ii) 1,025 granted on July 21, 2017, which vest annually over a five-year period in equal installments; (iii) 21,234 granted on September 5, 2018, which vest annually over a five-year period in equal installments; and (iv) 5,308 granted on September 5, 2018, which vest on July 19, 2019.

(6)
Includes 29,072 unvested restricted shares issued to Mr. Perla, including: (i) 265 granted on June 25, 2014, which vest annually over a five-year period in equal installments; (ii) 496 granted on July 13, 2015, which vest annually over a five-year period in equal installments; (iii) 744 granted on July 28,

2016, which annually over a five-year period in equal installments; (iv) 1,025 granted on July 21, 2017, which vest annually over a five-year period in equal installments; (v) 21,234 granted on September 5, 2018, which vest annually over a three-year period in equal installments; and (vi) 5,308 granted on September 5, 2018, which vest on July 19, 2019.
(7)
Includes 28,311 unvested restricted shares issued to Gov. Rendell, including: (i) 744 granted on February 16, 2017, which vest annually over a five-year period in equal installments; (ii) 1,025 granted on July 21, 2017, which vest annually over a five-year period in equal installments; (iii) 21,234 granted on September 5, 2018, which vest annually over a five-year period in equal installments; and (iv) 5,308 granted on September 5, 2018, which vest on July 19, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil Jr., our chief executive officer, president and chairman, also is the chief executive officer and president of our Advisor and our Property Manager. Katie P. Kurtz, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of our Advisor and our Property Manager.
Our Advisor and our Property Manager are owned and controlled directly or indirectly by AR Global, which was the sponsor of our initial public offering. Mr. Weil is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Advisor
The Company’s Third Amended and Restated Advisory Agreement with the Advisor, as amended (the “Third A&R Advisory Agreement”), became effective at the effective time of the Merger, on February 16, 2017. RCA was sponsored and advised by affiliates of the Advisor.
The initial term of the Third A&R Advisory Agreement expires on April 29, 2035, and this term is automatically renewed for an additional 20-year term upon expiration unless the Third A&R Advisory Agreement is terminated (1) in accordance with an Internalization (as defined below), (2) by the Company or the Advisor with cause, without penalty, with 60 days’ notice, (3) by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under the Third A&R Advisory Agreement or (b) any material breach of the Third A&R Advisory Agreement of any nature whatsoever by the Company, or (4) by the Advisor in connection with a change of control of the Company. Upon the termination of the Third A&R Advisory Agreement, the Advisor will be entitled to receive from the Company all amounts due to the Advisor, as well as the then-present fair market value of the Advisor’s interest in the Company.
The Third A&R Advisory Agreement grants the Company the right to internalize the services provided under the Third A&R Advisory Agreement (“Internalization”) and thereby terminate the Third A&R Advisory Agreement pursuant to a notice received by the Advisor as long as (i) more than 67% of the Company’s independent directors have approved the Internalization; and (ii) the Company pays the Advisor a specified internalization fee pursuant to the terms of the Third A&R Advisory Agreement, which is equal to $15 million plus either (x) if the Internalization occurs on or before December 31, 2028, Subject Fees (defined below) multiplied by 4.5, and (y) if the Internalization occurs on or after January 1, 2029, Subject Fees multiplied by 3.5 plus 1% of the purchase price of each acquisition or merger that occurs between the date of the notice of Internalization received by the Advisor and the Internalization or 1% of the cumulative net proceeds of any equity raised by the Company between the end of the fiscal quarter in which notice was received and the Internalization. The “Subject Fees” are equal to (i) the product of four multiplied by the sum of   (A) the actual base management fee (including both the fixed and variable portion thereof) plus (B) the actual variable management fee, in each of clauses (A) and (B), payable for the fiscal quarter in which the notice of Internalization is received by the Advisor, plus, (ii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised in respect of the fiscal quarter in which the notice of Internalization is received by the Advisor. Up to 10% of the internalization fee may be payable in shares of Class A common stock subject to certain conditions.
Under the Third A&R Advisory Agreement, the Company is required to pay the Advisor a base management fee that has a fixed and a variable portion. The fixed portion of the base management fee is paid monthly and is equal to: (i) $21 million annually from February 16, 2017 to February 16, 2018; (ii) $22.5 million annually from February 17, 2018 to February 16, 2019; and (iii) $24 million annually for the remainder of the term of the Third A&R Advisory Agreement. The variable portion of the base management fee is also paid monthly and is equal to an aggregate annual amount equal to 1.25% of the cumulative net proceeds of any equity raised by the Company (including certain convertible debt, proceeds from the Company’s distribution reinvestment plan and any cumulative Core Earnings (as defined in the Third A&R Advisory Agreement) in excess of distributions paid on common stock but excluding equity based compensation and proceeds from an Specified Transaction (as defined below) after the effectiveness of the Third A&R Advisory Agreement). If the Company acquires (whether by merger, consolidation or otherwise) any REIT, other than RCA, that is advised by an entity that is wholly-owned, directly or indirectly, by AR Global, other than any joint venture (a “Specified Transaction”), the fixed portion of the base management fee will be increased by an amount equal to the consideration paid for the acquired company’s equity multiplied by 0.0031, 0.0047 and 0.0062 for years one, two and three and thereafter, respectively, following the Specified Transaction. The base management fee is payable to the Advisor or its assignees in cash, units of limited partnership designated as “Class A Units,” which were previously designated as “OP Units” under the agreement of limited partnership of the OP in effect prior to the Listing (“Class A Units”), or shares of Class A common stock, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any Class A Unit or share of Class A common tock to be determined based on the trading price of Class A common stock on the Nasdaq.
During the year ended December 31, 2018, the Company paid the Advisor $22.3 million and $0.8 million in cash with respect to the fixed and variable portion of the base management fee.
In addition, under the Third A&R Advisory Agreement, the Company is required to pay the Advisor a variable management fee. Prior to the Listing, the amount that was required to be paid was equal to the product of  (1) the fully diluted shares of common stock outstanding multiplied by (2) (x) 15.0% of the applicable quarter’s Core Earnings per share in excess of  $0.375 per share plus (y) 10.0% of the applicable quarter’s Core Earnings per share in excess of  $0.50 per share, in each case as adjusted for changes in the number of shares of common stock outstanding. In connection with the Listing, the Third A&R Advisory Agreement was amended to lower the quarterly thresholds of Core Earnings per share the Company must reach in a particular quarter for the Advisor to receive a variable management fee from $0.375 and $0.50 to $0.275 and $0.3125, and to revise the calculation of fully diluted shares of common stock outstanding used to calculate Core Earnings per share so that it is based on the Company’s reported diluted weighted-average shares outstanding. Core Earnings is defined as, for the applicable period, net income or loss, computed in accordance with GAAP, excluding non-cash equity compensation expense, the variable management fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and the approval of a majority of the independent directors). The variable management fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.
During the year ended December 31, 2018, the Company did not pay the Advisor any variable management fee.
Under the Third A&R Advisory Agreement, the Advisor is not paid any acquisition fees, financing coordination fees or real estate commissions. The Advisor is, however, reimbursed for services provided for which it incurs investment-related expenses, or insourced expenses. The amount reimbursed for insourced expenses cannot exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimbursed, and continues to reimburse, the Advisor for third party acquisition expenses. In no event will the total of all acquisition expenses payable with respect to the Company’s portfolio of investments or reinvestments exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments, and this threshold has not been exceeded through December 31, 2018. During the year ended December 31, 2018, the Company reimbursed the Advisor for $0.3 million in acquisition expenses. The Company reimburses our Advisor’s costs of providing administrative services, but may not reimburse our Advisor for personnel costs in connection with services for which our Advisor receives acquisition fees, acquisition expenses or real estate commissions.

The Company did not reimburse our Advisor and its affiliates that are involved in managing our operations, including the Property Manager, for salaries, bonuses or benefits incurred by these entities and paid to our named executive officers during the year ended December 31, 2018. However, starting in 2019, our Advisor plans to seek reimbursement for certain of these salaries, bonuses and benefits pursuant to the Third A&R Advisory Agreement, as amended by the Amendment, and the limitations set forth therein. Pursuant to the Third A&R Advisory Agreement, including prior to the Amendment, the Company has been required to reimburse the Advisor for, among other things, reasonable salaries and wages, benefits and overhead of all employees of the Advisor or its affiliates, except for costs to the extent that the employees perform services for which the Advisor receives a separate fee. Under the Amendment, the Company will also be required to reimburse the Advisor or its affiliates for the reasonable salaries and wages, benefits and overhead of our executive officers, except for any executive officer that is also a partner, member or equity owner of AR Global, which includes Edward M. Weil, Jr. Pursuant to the Amendment, the aggregate amount of expenses relating to salaries, wages and benefits (including for executive officers and all other employees of the Advisor or its affiliates), for any fiscal year, is limited to the greater of  (a) the Fixed Component of  $7,000,000 and (b) the Variable Component of, for any fiscal year: (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter (the “Real Estate Cost”) in the year divided by four, which amount will be (ii) multiplied by 0.20%. In the event of a reduction in the Real Estate Cost by 25% or more pursuant to instructions from the Company’s board of directors, in one or a series of related dispositions in which the proceeds of the disposition(s) are not reinvested in Investments (as defined in the Advisory Agreement), then within 12 months following the disposition(s), the Advisor and the Company will enter into good faith negotiations to reset the Fixed Component; provided that if the proceeds of the disposition(s) are paid to shareholders of the Company as a special distribution or used to repay loans with no intent of subsequently re-financing and re-investing the proceeds thereof in Investments, the Advisor and the Company will enter into good faith negotiations to reset the Fixed Component within 90 days thereof, in each case taking into account reasonable projections of reimbursable costs in light of the reduced assets of the Company. Both the Fixed Component and the Variable Component will also be increased by an annual cost of living adjustment equal to the portion of the capped reimbursement amount (as determined above) multiplied by the greater of  (x) 3.0% and (y) the CPI for the prior year ended December 31st. For these purposes, CPI will be calculated by reference to the United States Department of Labor’s Bureau of Labor Statistics Consumer Price Index, All Urban Consumer Price Index, New York-Newark-Jersey City with reference date (1982-1984) that equals 100.0 or the successor of this index. For additional information, see “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation of Executive Officers.” For the year ended December 31, 2018, the Company reimbursed the Advisor $8.6 million for administrative services.
Class A Unit Redemptions
The agreement of limited partnership of the OP was amended and restated in connection with the effectiveness of the Listing (as so amended and restated, the “Second A&R OP Agreement”). The amendments effected to the agreement of limited partnership of the OP in effect prior to the Listing (the “A&R OP Agreement”) pursuant to the Second A&R OP Agreement generally reflect provisions more consistent with agreements of limited partnership of other operating partnerships controlled by real estate investment trusts whose securities are publicly traded and listed and make other changes in light of the transactions entered into by the Company in connection with the Listing, including the Class A Units and describing the procedures pursuant to which holders of Class A Units may redeem all or a portion of their Class A Units for, at the Company’s election, either shares of Class A common stock or the cash equivalent thereof. Holders of OP Units had similar redemption rights under the A&R OP Agreement. The Second A&R OP Agreement also requires the Company, upon the request of a holder of Class A Units but subject to certain conditions and limitations, to register under the Securities Act of 1933, as amended (the “Securities Act”) the issuance or resale of the shares of Class A common stock issuable upon redemption of Class A Units in accordance with the Second A&R OP Agreement.
Prior to April 15, 2015, pursuant to the then effective advisory agreement and agreement of limited partnership of the OP, the Company caused the OP to issue (subject to periodic approval by the Board of Directors) to the Advisor performance-based restricted, forfeitable partnership units of the OP designated as “Class B Units” (“Class B Units”). Prior to the Listing, in aggregate, the Board of Directors had approved and the Company had issued 1,052,420 Class B Units to the Advisor in connection with this arrangement. As a result of the Listing and the prior determination by the Board of Directors that the Economic Hurdle (as defined in the A&R OP Agreement), had been satisfied, the Class B Units vested in accordance with their terms as the Economic Hurdle had been satisfied and the Listing qualified as a liquidity event. The Class B Units were then converted into an equal number of Class A Units. Effective at the Listing and following this conversion and as approved by the Board of Directors, these Class A Units were redeemed for an equal number of newly issued shares of Class A common stock consistent with the redemption provisions contained in the Second A&R OP Agreement.
Pursuant to the terms of the A&R OP Agreement, the Advisor was entitled to receive distributions on unvested Class B Units equal to the dividend amount received on the same number of shares of Class A common stock. During the period from January 1, 2018 until the conversion and redemption of the Class B Units, the Advisor received $0.9 million in distributions on Class B Units.
Subsequent to the Listing, on July 20, 2018, 30,691 Class A Units held by the Special Limited Partner and another affiliate of the Advisor were redeemed for an equal number of newly issued shares of Class A common stock consistent with the redemption provisions contained in the Second A&R OP Agreement. Subsequent to this transaction, all of the shares of Class A common stock, Class B-1 common stock and Class B-2 common stock owned by the Advisor and its affiliates (including the Special Limited Partner) were distributed pro rata to the individual members of those entities, including Mr. Weil. The Advisor and its affiliates no longer own any shares of Class A common stock or Class A Units.
Property Manager
Our Property Manager is responsible for the management and leasing of our properties, pursuant to a multi-tenant property management agreement (the “Multi-Tenant Property Management Agreement”), a multi-tenant leasing agreement (the “Multi-Tenant Leasing Agreement”) and a net lease property management and leasing agreement (the “Net Lease Property Management Agreement”).
The Multi-Tenant Property Management Agreement provides that, unless a property is subject to a separate property management agreement with the Property Manager, the Property Manager is the sole and exclusive property manager for the Company’s multi-tenant properties, which are generally anchored, retail properties, such as power centers and lifestyle centers. In December 2017, in connection with a $210.0 million mortgage loan secured by 12 of the Company’s anchored, stabilized core retail properties, the Company entered into 12 identical property management agreements with the Property Manager, the substantive terms of which are substantially identical to the terms of the Multi-Tenant Property Management Agreement, except they do not provide for the transition fees described below.
The Multi-Tenant Property Management Agreement entitles the Property Manager to a management fee equal to 4% of the gross rental receipts from the multi-tenant properties, including common area maintenance reimbursements, tax and insurance reimbursements, percentage rental payments, utility reimbursements, late fees, vending machine collections, service charges, rental interruption insurance, and a 15% administrative charge for common area expenses. The Company incurred $4.8 million, of which $3.3 million was paid, with respect to these fees and reimbursements during the year ended December 31, 2018.
In addition, the Property Manager is entitled to transition fees of up to $2,500 for each multi-tenant property managed, a construction fee equal to 6% of construction costs incurred, if any, and reimbursement of all expenses specifically related to the operation of a multi-tenant property, including compensation and benefits of property management, accounting, lease administration, executive and supervisory personnel of the Property Manager, and excluding expenses of the Property Manager’s corporate and general management office and excluding compensation and other expenses applicable to time spent on matters other than the multi-tenant property. The Company incurred $2.1 million, of which $1.3 million was paid, with respect to these fees and reimbursements during the year ended December 31, 2018.
Pursuant to the Multi-Tenant Leasing Agreement, the Company may, under certain circumstances and subject to certain conditions, pay the Property Manager a leasing fee for services in leasing multi-tenant properties to third parties. During the year ended December 31, 2018, the Company incurred $2.8 million, of which $2.2 million was paid, in leasing fees to the Property Manager pursuant to the Multi-Tenant Leasing Agreement.
The Company’s double- and triple-net leased single tenant properties are managed by the Property Manager pursuant to the Net Lease Property Management Agreement, which permit the Property Manager to subcontract its duties to third parties and provide that the Company is responsible for all costs and expenses of managing the properties, except for general overhead and administrative expenses of the Property Manager. The Property Manager was not paid any amounts from the Company under the Net Lease Property Management Agreement for the year ended December 31, 2018.
The current term of each of the Multi-Tenant Property Management Agreement, the Multi-Tenant Leasing Agreement and the Net Lease Property Management Agreement ends on October 1, 2019, with automatic renewal for successive one year terms unless terminated 60 days prior to the end of a term or terminated for cause due to material breach of the agreement, fraud, criminal conduct or willful misconduct, insolvency or bankruptcy of the Property Manager.
Listing Note
Pursuant to the A&R OP Agreement, in the event that common stock was listed on a national exchange, the OP was obligated to distribute to the Special Limited Partner a promissory note in an aggregate amount set forth therein (the “Listing Amount”). Effective at the Listing, the OP entered into a listing note agreement with respect to this obligation (the “Listing Note”) with the Special Limited Partner and entered into a related subordination agreement with the administrative agent under the Company’s credit facility. The Listing Note evidences the OP’s obligation to distribute to the Special Limited Partner the Listing Amount, calculated as follows:
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the sum of  (i) the “Market Value” (as defined in the Listing Note) of the Class A common stock plus (ii) the sum of all distributions or dividends (from any source) paid by the Company to its stockholders prior to the Listing; and

•
the sum of  (i) the gross proceeds (“Gross Proceeds”) of all public and private offerings, including issuance of the Class A common stock pursuant to a merger (including the Merger) or business combination (an “Offering”) as of the date of the Listing plus (ii) the total amount of cash that, if distributed to those stockholders who purchased shares of the Company’s common stock in an Offering prior to the Listing, would have provided those stockholders a 6.0% cumulative, non-compounded, pre-tax annual return (based on a 365-day year) on the Gross Proceeds.

The measurement period used to calculate the Market Value of the Class A common stock will not be determinable until the end of the 30 consecutive trading days commencing on the 180th day following the date on which shares of Class B-2 common stock convert into shares of Class A common stock. Because the conversion of shares of Class B-2 common stock into shares of Class A common stock occurred on January 9, 2019, the measurement period will be the 30 trading days commencing on July 8, 2019 and ending on August 16, 2019. Until the amount of the Listing Note can be determined, the Listing Note will be considered a liability, which will be marked to fair value at each reporting date, with changes in the fair value recorded in the consolidated statements of operations and comprehensive loss. The fair value of the Listing Note at issuance and at December 31, 2018 was not material. If another liquidity event occurs prior to the end of the measurement period, the Listing Note provides for appropriate adjustment to the calculation of the Listing Amount.
The Special Limited Partner has the right to receive distributions of Net Sales Proceeds (as defined in the Listing Note), until the Listing Note is paid in full; provided that, the Special Limited Partner has the right, but not the obligation, to convert its entire special limited partnership interest in the OP into Class A Units.
Multi-Year Outperformance Agreement
Pursuant to the 2018 OPP, the Company granted a performance-based equity award to the Advisor on the date of the Listing, July 19, 2018, in the form of a Master LTIP Unit, which automatically converted on August 30, 2018 (the “Effective Date”), the 30th trading day following the date of the Listing, into

4,496,796 LTIP Units (the “Award LTIP Units”). The number of Award LTIP Units is equal to the quotient of  $72.0 million divided by the Initial Share Price. The Award LTIP Units represent the maximum number of LTIP Units that may be earned by the Advisor during a performance period (the “Performance Period”) commencing on July 19, 2018 and ending on the earliest of  (i) July 19, 2021, (ii) the effective date of any Change of Control (as defined in the 2018 OPP) and (iii) the effective date of any termination of the Advisor’s service as advisor of the Company.
Half of the Award LTIP Units (the “Absolute TSR LTIP Units”) are eligible to be earned as of the last day of the Performance Period (the “Valuation Date”) if Company achieves an absolute total stockholder return (“TSR”) for the Performance Period as follows:
Performance Level	Absolute TSR	Percentage of Absolute TSR LTIP Units Earned
Below Threshold	Less than 24%	—%
Threshold	24%	25%
Target	30%	50%
Maximum	36% or higher	100%
If the Company’s absolute TSR is more than 24% but less than 30%, or more than 30% but less than 36%, the percentage of the Absolute TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
Half of the Award LTIP Units (the “Relative TSR LTIP Units”) are eligible to be earned as of the Valuation Date if the amount, expressed in terms of basis points, whether positive or negative, by which the Company’s absolute TSR on the Valuation Date exceeds the average TSR of a peer group as of the Valuation Date consisting of Colony Capital, Inc., Lexington Realty Trust, Ramco-Gershenson Properties Trust, Spirit Realty Capital and (following an amendment to the 2018 OPP in March 2019 in light of the effectiveness of a merger of one member of the peer group, Select Income REIT, with Government Properties Income Trust, with the entity surviving the merger renamed as Office Properties Income Trust) Office Properties Income Trust as follows:
Performance Level	Relative TSR Excess	Percentage of Relative LTIP Units Earned
Below Threshold	Less -600 basis points	—%
Threshold	-600 basis points	25%
Target	— basis points	50%
Maximum	+600 basis points	100%
If the relative TSR excess is more than -600 bps but less than 0 bps, or more than 0 bps but less than +600 bps, the percentage of the Relative TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
Until an LTIP Unit is earned in accordance with the provisions of the 2018 OPP, the holder of the LTIP Unit will be entitled to distributions on the LTIP Unit equal to 10% of the distributions made per Class A Unit (other than distribution of sale proceeds). Distributions paid with respect to an LTIP Unit are not subject to forfeiture, even if the LTIP Unit is ultimately forfeited because it is not earned in accordance with the 2018 OPP. Moreover, the Master LTIP Unit was entitled, on the Effective Date, to receive a distribution equal to the product of 10% of the distributions made per Class A Unit during the period from July 19, 2018 to the Effective Date multiplied by the number of Award LTIP Units. For the year ended December 31, 2018, the Company paid distributions related to the LTIP Units (representing the Master LTIP Unit and the Award LTIP Units) of  $0.2 million. After an LTIP Unit is earned, the holder will be entitled to a priority catch-up distribution per earned LTIP Unit equal to the aggregate distributions paid on a Class A Unit during the Performance Period, less the aggregate distributions paid on the LTIP Unit during the Performance Period. As of the Valuation Date, the earned LTIP Units will become entitled to receive the same distributions as are paid on Class A Units. At the time the Advisor’s capital account with respect to an LTIP Unit is economically equivalent to the average capital account balance of a Class A Unit, the LTIP Unit has been earned and it has been vested for 30 days, the Advisor, in its sole discretion, will be entitled to convert the LTIP Unit into a Class A Unit in accordance with the Second A&R OP Agreement. In accordance with, and subject to the terms of, the Second A&R OP Agreement, Class A Units may be redeemed on a one-for-one basis for, at the Company’s election, shares of Class A common stock or the cash equivalent thereof.
If the Valuation Date is the effective date of a Change of Control or a termination of the Advisor without Cause (as defined in the Advisory Agreement), then calculations relating to the number of LTIP Units earned pursuant to the 2018 OPP will be performed based on actual performance as of  (and including) the effective date of the Change of Control or termination (as applicable) based on the performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years but without pro-rating the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn to reflect the shortened period.
If the Valuation Date is the effective date of a termination of the Advisor with Cause, then calculations relating to the number of LTIP Units earned pursuant to the 2018 OPP will also be performed based on actual performance as of  (and including) the effective date of the termination based on the performance through the last trading day prior to the effective date of the termination, with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years and with the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn also pro-rated to reflect the shortened period.
The award of LTIP Units under the 2018 OPP is administered by the compensation committee, provided that any of the compensation committee’s powers can be exercised instead by the Board of Directors if the Board of Directors so elects. Following the Valuation Date, the compensation committee is responsible for determining the number of Absolute TSR LTIP Units and Relative TSR LTIP Units earned, as calculated by an independent consultant engaged by the compensation committee and as approved by the compensation committee in its reasonable and good faith discretion. The compensation committee also must approve the transfer of any Absolute TSR LTIP Units and Relative TSR LTIP Units (or Class A Units into which they may be converted in accordance with the terms of the A&R LPA).
LTIP Units earned as of the Valuation Date will also become vested as of the Valuation Date. Any LTIP Units that are not earned and vested after the compensation committee makes the required determination will automatically and without notice be forfeited without the payment of any consideration by the Company or the OP, effective as of the Valuation Date.
Investment Allocation Agreement
We are party to an investment opportunity allocation agreement (the “Global Allocation Agreement”) with GNL, which is a NYSE-listed REIT sponsored and advised by affiliates of AR Global. Pursuant to the Global Allocation Agreement, each opportunity to acquire one or more domestic retail or distribution properties will be presented first to us, and each opportunity to acquire one or more domestic office or industrial properties will be presented first to GNL, and will be presented to us only after GNL has determined not to acquire the property.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed pursuant to the Advisory Agreement to indemnify the Advisor and its affiliates, as well as their respective officers, directors, equity holders, members, partners, stockholders, other equity holders and employees, from and against all losses, claims, damages, losses, joint or several, expenses (including reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising in the performance of their duties under the Third A&R Advisory Agreement. Subject to conditions and exceptions, the Company has also agreed to advance any indemnitee legal expenses and other costs incurred as a result of any legal action for which the indemnification being sought is permissible.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law. Through the date of this Proxy Statement, we have reimbursed the Advisor and its affiliates for approximately $2.7 million with respect to expenses incurred in connection with litigation relating to the Merger.
Affiliated Transaction Best Practices Policy
Pursuant to AR Global’s affiliated transaction best practices policy, which was approved by our Board, we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.
Certain Conflict Resolution Procedures
Every transaction that we enter into with our Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.
Our nominating and corporate governance committee reviews and evaluates transactions and conflict of interest situations involving our Advisor, AR Global, our directors, our officers and any of their respective affiliates, on the one hand, and us, on the other hand. Except with respect to the 2018 OPP and related matters, for which this function was performed by the compensation committee, the nominating and corporate governance committee has determined that all our transactions with our Advisor, AR Global and their respective affiliates during the period commencing on January 1, 2018 and ending on the date of this Proxy Statement were fair to, and in the best interest of, us. All these related party transactions were approved in accordance with the applicable Company policies consistent with the charter of the nominating and corporate governance committee, and there were no other related party transactions during that period. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
In addition, the Third A&R Advisory Agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments (“Joint Ventures”), unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.
•
We may enter into Joint Ventures with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

In addition to the foregoing, we entered into the Global Allocation Agreement with GNL. See “— Investment Allocation Agreement.”

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2018. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of American Finance Trust, Inc.:
We have reviewed and discussed with management American Finance Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2018.
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Finance Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2018.
Audit Committee
Stanley R. Perla (chair)
Lisa D. Kabnick
Leslie D. Michelson

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently composed of five members, of which four are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, nor more than 15. In accordance with our charter, the Board of Directors is divided into three classes of directors. At the Annual Meeting, one Class II director will be elected to serve until the 2022 Annual Meeting and until his successor is duly elected and qualifies. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board of Directors to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Leslie D. Michelson for election as the Class II director at the Annual Meeting, to serve until our 2022 Annual Meeting and until his successor is duly elected and qualifies. Mr. Michelson currently serves as the Class II director of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Mr. Michelson as the Class II director. The election of the Class II director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Michelson will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Michelson should become unable to serve, shares represented by proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy will be voted “FOR” a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF LESLIE D. MICHELSON AS THE CLASS II DIRECTOR, TO SERVE UNTIL THE COMPANY’S 2022 ANNUAL MEETING AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
KPMG LLP (“KPMG”) audited our consolidated financial statements every year since the year ended December 31, 2014 through the year ended December 31, 2018. No representative of KPMG is expected to attend the Annual Meeting.
On March 14, 2019, our audit committee dismissed KPMG and approved the engagement of PwC as its new independent registered public accounting firm for the fiscal year ending December 31, 2019.
KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During our two most recent fiscal years and the period from January 1, 2019 through March 14, 2019: (i) there were no disagreements between us and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on our consolidated financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).
Prior to engaging PwC, during our two most recent fiscal years and the period from January 1, 2019 through March 14, 2019, neither we nor anyone acting on our behalf had consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did PwC provide a written report or oral advice to us that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Fees
No fees for review and audit services rendered by PwC were incurred during the year ended December 31, 2018 because we did not engage PwC for these services until March 2019. PwC had previously provided certain tax services as described below under “— Tax Fees.”
Audit Fees
There were no audit fees billed by PwC for the year ended December 31, 2018. Audit fees billed by KPMG for the years ended December 31, 2017 and December 31, 2018 were $1,863,541 and $1,993,910, respectively.
Audit Related Fees
There were no audit related fees billed by PwC for the year ended December 31, 2018. There were no audit related fees billed by KPMG for the year ended December 31, 2017 and $205,305 of audit related fees were billed by KPMG for the year ended December 31, 2018.

Tax Fees
Tax compliance fees billed by PwC for the year ended December 31, 2018 were $522,823. There were no tax fees billed by KPMG for the years ended December 31, 2017 or December 31, 2018.
All Other Fees
There were no other fees billed by PwC for the year ended December 31, 2018. There were no other fees billed by KPMG for the years ended December 31, 2017 or December 31, 2018.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC following its engagement as our independent registered public accounting firm or KPMG were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Class A common stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
The Class A Units acquired by Mr. Weil in connection with the Merger should have been reported on a Form 4 within two business days of the effective time of the Merger, but the Form 4 was filed on July 23, 2018. Aside from Mr. Weil’s Form 4, to our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied.
In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and ten percent stockholders.
CODE OF ETHICS
The Board of Directors adopted an Amended and Restated Code of Business Conduct and Ethics effective as of July 19, 2018 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.americanfinancetrust.com by clicking on “Investors Relations — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, New York 10022, Attention: Secretary. Only the Board of Directors or a committee of the Board of Directors with specific delegated authority may grant waivers of this Code of Ethics. Any waivers will be promptly disclosed to the extent required by law. The Code of Ethics may be amended or modified by the Board of Directors, after receiving appropriate recommendation from any relevant committee, as appropriate. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE 2019 ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2020 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by November 19, 2019. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2020 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2020 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on October 20, 2019 and ending at 5:00 p.m. Eastern Time, on November 19, 2019. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Finance Trust, Inc., 405 Park Avenue, 3rd Floor, New York, NY 10022, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Katie P. Kurtz Katie P. Kurtz Chief Financial Officer, Secretary and Treasurer

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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E68591-P19311

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AMERICAN FINANCE TRUST, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Director

Nominee for Class II Director:	**For**	**Against**	**Abstain**
1a. Leslie D. Michelson	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYE68591-P19311For Against AbstainFor Against Abstain2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending ! ! !December 31, 2019.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.The Board of Directors recommends you vote FOR thefollowing proposals:1a. Leslie D. Michelson1. Election of DirectorNominee for Class II Director:AMERICAN FINANCE TRUST, INC.NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.! ! !SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com/AFIN or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 P.M. Eastern Time the day before the cut-off dateor meeting date. Follow the instructions to obtain your records and to create anelectronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.AMERICAN FINANCE TRUST, INC.405 PARK AVE., 3RD FLOORNEW YORK, NY 10022

E68592-P19311Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/AFIN.American Finance Trust, Inc.Annual Meeting of StockholdersMay 6, 2019 1:00 p.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder of American Finance Trust, Inc., a Maryland corporation (the \“Company\“), hereby appointsEdward M. Weil, Jr. and Katie P. Kurtz, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Core Club, located at66 E. 55th Street, New York, New York on May 6, 2019, commencing at 1:00 p.m., local time, and any and all postponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast \“FOR\“ each of the Proposals, as more particularly described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side